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                                                                    Exhibit 10.8
                                                                    ------------

                            STOCK PURCHASE AGREEMENT


Stock Purchase Agreement ("the Agreement") dated as of October 13, 1998 by and between ACT Manufacturing, Inc. a Massachusetts corporation (the "Purchaser") and Advanced Component Technologies Limited, a corporation registered under the laws of Ireland ("the Company").

NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the Purchaser and the Company, intending to be legally bound hereby, agree as follows:

1. The Purchaser hereby agrees to purchase and the Company hereby agrees to issue and allot to the Purchaser Six Million (6,000,000) ordinary shares, IR(pound)0.10 each, of the Seller ("the Shares").

2. As full payment for the Shares, the Purchaser hereby surrenders its right to repayment of IR(pound)600,000 of the intercompany debt between the Purchaser and the Company.

3. The Company agrees to issue the Shares to the Purchaser and register the Shares in the name of the Purchaser.

4. Each of the parties hereto covenants and agrees upon the request of the other, to do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all such further acts, deeds, documents, powers of attorney and assurances as may be reasonably necessary or desirable to give full effect to this Agreement.

5. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

6. This Agreement shall be construed and interpreted according to the laws of the Commonwealth of Massachusetts without regard to its principles of conflicts of laws.

7. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one agreement.

IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the day and year first above written.
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ACT MANUFACTURING, INC.



By: /s/ John A. Pino
   ----------------------
   Name:  John A. Pino
   Title: President and Chief Executive Officer





ADVANCED COMPONENT
TECHNOLOGIES LIMITED



By: /s/ Aubrey Nuzem
   ----------------------
   Name:
   Title: